EXHIBIT 32

CERTIFICATION PURSUANT TO
18. U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Seneca Foods Corporation (the "Registrant") on Form 10-K for the period ended March 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Kraig H. Kayser, Chief Executive Officer and Roland E. Breunig, Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By: /s/Kraig H. Kayser
Kraig H. Kayser President and Chief Executive Officer June 10, 2009

By: /s/Roland E. Breunig
Roland E. Breunig Chief Financial Officer and Treasurer June 10, 2009